Inhibition of PCSK9 with Monoclonal Antibody REGN727/SAR236553 Effectively Reduces LDL-C as Mono or Add-on Therapy in Heterozygous Familial and Non-Familial Hypercholesterolemia.

Gary Swergold[1] MD, PhD, William Smith[2] MD, Scott Mellis[1], MD, PhD, Douglas Logan[3] MD, Cheryle Webb[4] MD, Richard Wu[1] PhD, Yunling Du[1] PhD, Therese Krans[4] RN, MBA, Evelyn Gasparino[1] and Evan A Stein[4] MD, PhD

[1] Regeneron Pharmaceuticals Inc.,Tarrytown, NY, USA; [2] VRG/NOCCR, University of Tennessee Medical Center Knoxville, Knoxville, TN, USA; [3] Medpace Clinical Pharmacology Unit, Cincinnati, OH, USA; [4] Metabolic & Atherosclerosis Research Center, Cincinnati, OH, USA

PCSK9: Therapeutic Target for ↑ LDL-C

↑ PCSK9 → ↓ LDLR protein → ↑ LDL-C

PCSK9 X→ ↑ LDLR protein → ↓ LDL-C



LDLR recycling
PCSK9 mediated LDLR degradation
R727 inhibition of PCSK9 mediated LDLR degradation
LDL
EGF repeats
Coated Pit
Recycling Vesicle
Endosome (H+)
PCSK9 pro
Lysosome
R727
PCSK9

SANOFI REGENERON

REGN727/SAR236553:
A Fully-Human mAb to PCSK9

REGN727 binds hPCSK9 with subnanomolar affinity

- Produced using Regeneron's VelocImmune technology
- Precise humanization of 6 megabases of mouse immune loci



human heavy chain Vs
Ds
Js
mouse constants and control regions
human kappa chain Vs
Js
mouse constant and control regions
VecloImmune® mice produce antibodies with human variable segments in place of mouse at Ig loci
Cloned human variable domains are joined to human constant domains and produced in mammalian cell culture

VelocImmune® is a registered trademark of Regeneron Pharmaceuticals, Inc.

Two Initial Phase Ia Studies
in Healthy Volunteers

- Single dose studies
  - IV N=40*
  - SC N= 32†
- Sustained LDL-C lowering
  - exceeded 60% and lasted for at least 30 days in higher dose cohort
- Safety and tolerability supported decision to initiate studies in patients

*Study 0902: G Swergold, et al. *Circ* 2010;122(10021): A2325; G Swergold, et al. *J Clin Lipidol* 2011; 5(3):219.
†Study 0904: G Swergold, et al. *JACC* 2011;57:2023.

Phase Ib: Multidose Study
Double-Blind, Randomized, Placebo-Controlled

NCT01161082


Sequential Cohorts
21-day screening period
HeFH and nonFH
SC 50mg or Placebo
SC 100mg or Placebo
SC 150mg or Placebo
Primary Endpoint
incidence and severity of TEAEs
Follow up
105 days after last dose
Exploratory Endpoint
changes in lipids and lipoproteins
1
29
43
57
148
Days

Dose administered

Study sites:
Dr. Evan Stein (Metabolic & Atherosclerosis Research Center, Cincinnati, OH)
Dr. William Smith (VRG/NOCCR, University of Tennessee Medical Center, Knoxville, TN)

Dose Groups

a) HeFH +Atorva b) nonFH +Artorva c) nonFH Mono-Rx

REGN727 Dose	Patient Group	Total # Pts (R727:Pbo)	HeFH Status	Screening LDL-C (mg/dL)	Atorvastatin Dose
50mg	1	7 (5:2)	HeFH	>100	10-40 mg QD
	2	10 (8:2)	Non-FH	>100	10-40 mg QD
100mg	3	7 (5:2)	HeFH	>100	10-40 mg QD
	4	10 (8:2)	Non-FH	>100	10-40 mg QD
150mg	5	7 (5:2)	HeFH	>100	10-40 mg QD
	6	10 (8:2)	Non-FH	>100	10-40 mg QD
	7	10 (8:2)	Non-FH	>130	None (Diet alone)

Key Inclusion/Exclusion Criteria

- Inclusion Criteria
  - Men and women 18 – 65 yrs
  - HeFH by clinical diagnosis or non-FH
    - LDL-C > 100 mg/dL
    - Stable dose of atorvastatin (10-40 mg/day)
    - 50, 100, 150 mg dose levels
  - Non-FH with higher LDL-C
    - LDL-C > 130 mg/dL
    - Diet alone, no atorvastatin co-therapy
    - 150 mg dose level only
- Exclusion Criteria
  - Homozygous FH
  - Lipid-lowering therapies other than atorvastatin
  - Fasting TG > 300 mg/dL
  - History of MI, ACS, angina, stroke, PVD, or cardiac revascularization
  - Disorders known to cause secondary elevations of LDL-C

Demographics

	HeFH Atorva Rx		Non-FH Atorva Rx		Non-FH Diet alone	
	Placebo (N=6)	R727 (N=15)	Placebo (N=6)	R727 (N=24)	Placebo (N=2)	R727 (N=8)
Age	39	41	50	53	45	54
% Male	83%	80%	67%	54%	100%	38%
BMI (kg/m^2)	25.8	27.8	29.4	27.4	23.8	29.5
Concomitant ATORVASTATIN						
Atorva 10mg	0	20%	67%	67%	0	0
Atorva 20mg	50%	27%	33%	29%	0	0
Atorva 40mg	50%	53%	0	4%	0	0
Baseline Lipids						
Total cholesterol (mg/dL)	199	200	186	189	229	257
LDL-C (mg/dL)	135	133	115	110	152	177
HDL-C (mg/dL)	43	44	44	52	54	50
Triglycerides (mg/dL)	109	115	136	132	116	152

97 subjects screened; 62 randomized

Demographics

	HeFH Atorva Rx		Non-FH Atorva Rx		Non-FH Diet alone	
	Placebo (N=6)	R727 (N=15)	Placebo (N=6)	R727 (N=24)	Placebo (N=2)	R727 (N=8)
Age	39	41	50	53	45	54
% Male	83%	80%	67%	54%	100%	38%
BMI (kg/m²)	25.8	27.8	29.4	27.4	23.8	29.5
Concomitant ATORVASTATIN						
Atorva 10mg	0	20%	67%	67%	0	0
Atorva 20mg	50%	27%	33%	29%	0	0
Atorva 40mg	50%	53%	0	4%	0	0
Baseline Lipids						
Total cholesterol (mg/dL)	199	200	186	189	229	257
LDL-C (mg/dL)	135	133	115	110	152	177
HDL-C (mg/dL)	43	44	44	52	54	50
Triglycerides (mg/dL)	109	115	136	132	116	152

97 subjects screened; 62 randomized

Demographics

	HeFH Atorva Rx		Non-FH Atorva Rx		Non-FH Diet alone	
	Placebo (N=6)	R727 (N=15)	Placebo (N=6)	R727 (N=24)	Placebo (N=2)	R727 (N=8)
Age	39	41	50	53	45	54
% Male	83%	80%	67%	54%	100%	38%
BMI (kg/m²)	25.8	27.8	29.4	27.4	23.8	29.5
Concomitant ATORVASTATIN						
Atorva 10mg	0	20%	67%	67%	0	0
Atorva 20mg	50%	27%	33%	29%	0	0
Atorva 40mg	50%	53%	0	4%	0	0
Baseline Lipids						
Total cholesterol (mg/dL)	199	200	186	189	229	257
LDL-C (mg/dL)	135	133	115	110	152	177
HDL-C (mg/dL)	43	44	44	52	54	50
Triglycerides (mg/dL)	109	115	136	132	116	152

97 subjects screened; 62 randomized

Demographics

	HeFH Atorva Rx		Non-FH Atorva Rx		Non-FH Diet alone	
	Placebo (N=6)	R727 (N=15)	Placebo (N=6)	R727 (N=24)	Placebo (N=2)	R727 (N=8)
Age	39	41	50	53	45	54
% Male	83%	80%	67%	54%	100%	38%
BMI (kg/m²)	25.8	27.8	29.4	27.4	23.8	29.5
Concomitant ATORVASTATIN						
Atorva 10mg	0	20%	67%	67%	0	0
Atorva 20mg	50%	27%	33%	29%	0	0
Atorva 40mg	50%	53%	0	4%	0	0
Baseline Lipids						
Total cholesterol (mg/dL)	199	200	186	189	229	257
LDL-C (mg/dL)	135	133	115	110	152	177
HDL-C (mg/dL)	43	44	44	52	54	50
Triglycerides (mg/dL)	109	115	136	132	116	152

97 subjects screened; 62 randomized

Demographics

	HeFH Atorva Rx		Non-FH Atorva Rx		Non-FH Diet alone	
	Placebo (N=6)	R727 (N=15)	Placebo (N=6)	R727 (N=24)	Placebo (N=2)	R727 (N=8)
Age	39	41	50	53	45	54
% Male	83%	80%	67%	54%	100%	38%
BMI (kg/m²)	25.8	27.8	29.4	27.4	23.8	29.5
Concomitant ATORVASTATIN						
Atorva 10mg	0	20%	67%	67%	0	0
Atorva 20mg	50%	27%	33%	29%	0	0
Atorva 40mg	50%	53%	0	4%	0	0
Baseline Lipids						
Total cholesterol (mg/dL)	199	200	186	189	229	257
LDL-C (mg/dL)	135	133	115	110	152	177
HDL-C (mg/dL)	43	44	44	52	54	50
Triglycerides (mg/dL)	109	115	136	132	116	152

97 subjects screened; 62 randomized

Treatment Emergent AEs by Treatment Group

	Placebo HeFH & Non-FH ± Atorva (N=14), %	R727 HeFH Atorva (N=15), %	R727 Non-FH Atorva (N=24), %	R727 Non-FH Diet Only (N=8), %
Serious TEAE	0	0	0	0
D/C due to TEAE	0	0	0	0
Any TEAE	4 (28.6)	7 (46.7)	17 (70.8)	6 (75.0)
Any treatment-related TEAE	1 (7.1)	1 (6.7)	3 (12.5)	4 (50.0)
TEAE by preferred term that occurred in >1 patient/group				
Headache	0	0	6	2
Nasopharyngitis	0	3	2	0
Oropharyngeal pain	0	0	2	0
URTI	0	1	2	0
Viral gastroenteritis	0	2	0	0
Sensation of blood flow	0	0	0	2
Clinically- relevant abnormalities in clinical laboratory values				
CK >5 ULN, < 10 ULN	2	0	2	0
ALT or AST >3 ULN	1	0	0	0

No clinically meaningful injection site reactions.
No clinically meaningful anti-drug antibodies observed.

Treatment Emergent AEs by Treatment Group

	Placebo HeFH & Non-FH ± Atorva (N=14), %	R727 HeFH Atorva (N=15), %	R727 Non-FH Atorva (N=24), %	R727 Non-FH Diet Only (N=8), %
Serious TEAE	0	0	0	0
D/C due to TEAE	0	0	0	0
Any TEAE	4 (28.6)	7 (46.7)	17 (70.8)	6 (75.0)
Any treatment-related TEAE	1 (7.1)	1 (6.7)	3 (12.5)	4 (50.0)
TEAE by preferred term that occurred in >1 patient/group				
Headache	0	0	6	2
Nasopharyngitis	0	3	2	0
Oropharyngeal pain	0	0	2	0
URTI	0	1	2	0
Viral gastroenteritis	0	2	0	0
Sensation of blood flow	0	0	0	2
Clinically- relevant abnormalities in clinical laboratory values				
CK >5 ULN, < 10 ULN	2	0	2	0
ALT or AST >3 ULN	1	0	0	0

No clinically meaningful injection site reactions.
No clinically meaningful anti-drug antibodies observed.

Treatment Emergent AEs by Treatment Group

	Placebo HeFH & Non-FH ± Atorva (N=14), %	R727 HeFH Atorva (N=15), %	R727 Non-FH Atorva (N=24), %	R727 Non-FH Diet Only (N=8), %
Serious TEAE	0	0	0	0
D/C due to TEAE	0	0	0	0
Any TEAE	4 (28.6)	7 (46.7)	17 (70.8)	6 (75.0)
Any treatment-related TEAE	1 (7.1)	1 (6.7)	3 (12.5)	4 (50.0)
TEAE by preferred term that occurred in >1 patient/group				
Headache	0	0	6	2
Nasopharyngitis	0	3	2	0
Oropharyngeal pain	0	0	2	0
URTI	0	1	2	0
Viral gastroenteritis	0	2	0	0
Sensation of blood flow	0	0	0	2
Clinically- relevant abnormalities in clinical laboratory values				
CK >5 ULN, < 10 ULN	2	0	2	0
ALT or AST >3 ULN	1	0	0	0

No clinically meaningful injection site reactions.
No clinically meaningful anti-drug antibodies observed.

Treatment Emergent AEs by Treatment Group

	Placebo HeFH & Non-FH ± Atorva (N=14), %	R727 HeFH Atorva (N=15), %	R727 Non-FH Atorva (N=24), %	R727 Non-FH Diet Only (N=8), %
Serious TEAE	0	0	0	0
D/C due to TEAE	0	0	0	0
Any TEAE	4 (28.6)	7 (46.7)	17 (70.8)	6 (75.0)
Any treatment-related TEAE	1 (7.1)	1 (6.7)	3 (12.5)	4 (50.0)
TEAE by preferred term that occurred in >1 patient/group				
Headache	0	0	6	2
Nasopharyngitis	0	3	2	0
Oropharyngeal pain	0	0	2	0
URTI	0	1	2	0
Viral gastroenteritis	0	2	0	0
Sensation of blood flow	0	0	0	2
Clinically- relevant abnormalities in clinical laboratory values				
CK >5 ULN, < 10 ULN	2	0	2	0
ALT or AST >3 ULN	1	0	0	0

No clinically meaningful injection site reactions.
No clinically meaningful anti-drug antibodies observed.

Treatment Emergent AEs by Treatment Group

	Placebo HeFH & Non-FH ± Atorva (N=14), %	R727 HeFH Atorva (N=15), %	R727 Non-FH Atorva (N=24), %	R727 Non-FH Diet Only (N=8), %
Serious TEAE	0	0	0	0
D/C due to TEAE	0	0	0	0
Any TEAE	4 (28.6)	7 (46.7)	17 (70.8)	6 (75.0)
Any treatment-related TEAE	1 (7.1)	1 (6.7)	3 (12.5)	4 (50.0)
TEAE by preferred term that occurred in >1 patient/group				
Headache	0	0	6	2
Nasopharyngitis	0	3	2	0
Oropharyngeal pain	0	0	2	0
URTI	0	1	2	0
Viral gastroenteritis	0	2	0	0
Sensation of blood flow	0	0	0	2
Clinically- relevant abnormalities in clinical laboratory values				
CK >5 ULN, < 10 ULN	2	0	2	0
ALT or AST >3 ULN	1	0	0	0

No clinically meaningful injection site reactions.
No clinically meaningful anti-drug antibodies observed.

Treatment Emergent AEs by Treatment Group

	Placebo HeFH & Non-FH ± Atorva (N=14), %	R727 HeFH Atorva (N=15), %	R727 Non-FH Atorva (N=24), %	R727 Non-FH Diet Only (N=8), %
Serious TEAE	0	0	0	0
D/C due to TEAE	0	0	0	0
Any TEAE	4 (28.6)	7 (46.7)	17 (70.8)	6 (75.0)
Any treatment-related TEAE	1 (7.1)	1 (6.7)	3 (12.5)	4 (50.0)
TEAE by preferred term that occurred in >1 patient/group				
Headache	0	0	6	2
Nasopharyngitis	0	3	2	0
Oropharyngeal pain	0	0	2	0
URTI	0	1	2	0
Viral gastroenteritis	0	2	0	0
Sensation of blood flow	0	0	0	2
Clinically- relevant abnormalities in clinical laboratory values				
CK >5 ULN, < 10 ULN	2	0	2	0
ALT or AST >3 ULN	1	0	0	0

No clinically meaningful injection site reactions.
No clinically meaningful anti-drug antibodies observed.

LDL-C Dose Response
Atorvastatin Combo-Rx, heFH & Non-FH Combined


Mean % Change from Baseline
Mean Percent Change from Baseline in Calc LDL-C (%)
10
0
-10
-20
-30
-40
-50
-60
-70
1
15
29
43
57
71
85
Study Day
= Dose administered
Placebo
50 mg
100 mg
150 mg

ApoB & LDL-C Response
Mean % Change from Baseline, Day 57



LDL-C
Apo B
20
10
0
-10
-20
-30
-40
-50
-60
%
*
†
Placebo
50 mg
100 mg
150 mg
FH
nonFH
nonFH, no Atorva

* P < 0.0001 vs. Placebo
† P < 0.01 vs. Placebo

SANOFI
REGENERON

HDL-C and ApoA1 Response

Mean % Change from Baseline, Day 57



20
15
10
5
0
-5
%
HDL-C
ApoA1
*
*
*
*
Placebo
50 mg
100 mg
150 mg
Placebo
50 mg
100 mg
150 mg
HeFH
non-FH

* P < 0.05 vs. Placebo

Triglycerides & Lp(a) Response

Median % Change from Baseline, Day 57



20
10
0
-10
-20
-30
-40
%
TG
Lp(a)
Placebo
50 mg
100 mg
50 mg
Placebo
50 mg
100 mg
150 mg
*
HeFH
non-FH

* P < 0.05 vs. Placebo

Conclusions

REGN727/SAR236553 was generally safe and well-tolerated

- No SAE
- No discontinuations for TEAE or any reason
- No apparent hepatotoxicity
- Numerically more TEAEs in REGN 727 treated vs placebo treated patients

Lipid Changes

- LDL-C:
  - 50-60% mean reduction from baseline on top of atorvastatin or as monotherapy
  - Similar lipid and lipoprotein effects in HeFH and nonFH
  - 2-week effect with doses of 100mg and 150 mg REGN727
- Favorable trends (especially in patients receiving atorvastatin):
  - HDL-C/ApoA1
  - Lp(a)
  - TG

Inhibition of PCSK9 is a promising approach for the treatment of hypercholesterolemia

Ongoing Phase II Studies

- Phase II dose ranging trial in HeFH
- Phase II trial in primary hypercholesterolemia with high dose atorvastatin
- Phase II dose ranging trial in primary hypercholesterolmia
- Full details to be presented at future medical conference

Thank You

Pre-Clinical
George D. Yancopoulos
Neil Stahl
Mark Sleeman

Clin Ops
Evelyn Gasparino
Stephanie Biedermann
Rumiana Renard



Translational Med
Scott Mellis

Statistics
Yunling Du
Richard Wu

Medpace Pharmacology Unit
Evan Stein

VRG/NOCCR
William Smith

Our Patient Volunteers